UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/10

The following N-CSR relates only to Dreyfus Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for these series, as appropriate.

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
29	Information About the Review and Approval of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus
Core Equity Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Equity Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Equity markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the stock market, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come.As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus Core Equity Fund’s Class A shares produced a total return of 9.17%, Class B shares returned 8.77%, Class C shares returned 8.80% and Class I shares returned 9.31%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 9.32% total return.2

Large-cap stocks continued to rally over the reporting period as the U.S. economy and financial markets rebounded from the 2008 recession and banking crisis.The fund produced returns that were roughly in line with its benchmark, as relative strength in the consumer staples and financials sectors was balanced by shortfalls among energy and consumer discretionary stocks.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets, and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Recovery Fueled Large-Cap Gains

The reporting period saw the continuation of an economic recovery and stock market rally that had begun earlier in 2009.Although unemployment and foreclosure rates remained high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors.

As was the case since the rally began, investors generally continued to search for bargains among lower-quality stocks that had been severely punished during the downturn. However, over the first two months of 2010, we began to detect a shift in market sentiment as investors appeared to pay more attention to underlying business fundamentals and less to bargain-hunting. In our view, this suggests the beginning of a change in their focus toward higher-quality companies with sustainable revenues and earnings.

Quality Bias Dampened Relative Performance

Although the market’s preference for lower-quality stocks produced headwinds for our investment process, our sector allocation and stock selection strategies overcame these challenges. Our security selection process was particularly successful in the consumer staples sector, an area of overweighted exposure for the fund where food giant Nestle, household goods seller Procter & Gamble, beverages leader Coca-Cola and tobacco producer Philip Morris International benefited from more robust growth in many overseas markets than in the United States.Beauty products specialist Estee Lauder and food-and-beverage company PepsiCo also contributed positively to the fund’s relative performance. In the technology sector, electronics innovator Apple profited from robust demand for its smartphones and personal computers, and investors looked forward to a new mobile computing product.

The fund also benefited from relatively light exposure to the financials sector, where few companies met our investment criteria. Similarly, the fund’s lack of holdings in the lagging utilities and telecommunications services sectors bolstered its results compared to the benchmark.

Winning investments were offset to a degree by disappointments in other areas. Chief among them was the energy sector, where industry bellwether Exxon Mobil struggled amid sluggish global demand. In addition, investors reacted skeptically to the energy giant’s acquisition of XTO Energy.Among consumer discretionary companies, publisher McGraw-Hill contended with litigation in its financial publishing unit and softness in its textbooks division. Media conglomerate News Corp. was undermined by tepid advertising sales, and casual dining chain McDonald’s lagged sector averages despite improved financial results as investors turned toward less defensive investments.

Positioned for the Next Phase of the Economic Cycle

The current economic recovery has been weaker than most rebounds since World War II. In our judgment, investors are likely to become increasingly selective in a subpar recovery, favoring companies with the ability to produce steady revenues and earnings growth. In addition, dividends appear likely to become more attractive to investors seeking competitive total returns.

Therefore, unlike the bargain-hunting rally of 2009, we believe that the stock market over the remainder of 2010 will be driven by the fundamental strengths and weaknesses of individual companies. If investors favor companies with strong business fundamentals, ample dividends and attractive long-term growth prospects, as we expect them to do, the market environment may prove to be especially well suited to our investment process.

March 15, 2010

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an undertaking in effect through January 1, 2011. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

3

Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.48	$ 10.35	$ 10.35	$ 5.24
Ending value (after expenses)	$1,091.70	$1,087.70	$1,088.00	$1,093.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.26	$ 9.99	$ 9.99	$ 5.06
Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,019.79

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class B, 2.00% for Class C and 1.01% for Class I Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

Common Stocks—97.2%	Shares	Value ($)
Consumer Discretionary—12.0%
McDonald’s	55,000	3,511,750
McGraw-Hill	58,500	2,000,700
News, Cl. A	185,200	2,476,124
Target	45,000	2,318,400
Wal-Mart Stores	45,000	2,433,150
Walgreen	135,000	4,757,400
		17,497,524
Consumer Staples—27.7%
Altria Group	160,000	3,219,200
Coca-Cola	150,000	7,908,000
Estee Lauder, Cl. A	29,000 [a]	1,743,770
Nestle, ADR	150,125	7,467,218
PepsiCo	80,000	4,997,600
Philip Morris International	160,000	7,836,800
Procter & Gamble	102,000	6,454,560
Whole Foods Market	15,000 [a,b]	532,350
		40,159,498
Energy—19.0%
Chevron	84,000	6,073,200
ConocoPhillips	70,000	3,360,000
Exxon Mobil	125,560	8,161,400
Halliburton	50,000	1,507,500
Occidental Petroleum	40,000	3,194,000
Royal Dutch Shell, ADR	50,000	2,737,000
Total, ADR	45,000	2,504,700
		27,537,800
Financial—5.6%
American Express	32,500	1,241,175
Bank of America	95,000	1,582,700
HSBC Holdings, ADR	49,583 [a]	2,723,098
JPMorgan Chase & Co.	60,500	2,539,185
		8,086,158
Health Care—11.1%
Abbott Laboratories	70,000	3,799,600
Becton, Dickinson & Co.	13,000	1,012,310
Johnson & Johnson	90,000	5,670,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Medtronic	30,000	1,302,000
Merck & Co.	70,000	2,581,600
Novo Nordisk, ADR	25,000	1,778,000
		16,143,510
Industrial—5.1%
Caterpillar	27,000	1,540,350
General Dynamics	10,000	725,500
General Electric	204,000	3,276,240
United Technologies	27,000	1,853,550
		7,395,640
Information Technology—14.5%
Apple	25,000 [b]	5,115,500
Automatic Data Processing	30,000	1,248,300
Cisco Systems	100,000 [b]	2,433,000
Intel	325,000	6,672,250
Microsoft	100,000	2,866,000
QUALCOMM	25,000	917,250
Texas Instruments	75,000	1,828,500
		21,080,800
Materials—2.2%
Freeport-McMoRan Copper & Gold	15,000	1,127,400
Praxair	25,000	1,878,500
Rio Tinto, ADR	1,000 [a]	207,800
		3,213,700
Total Common Stocks
(cost $116,676,574)		141,114,630

Other Investment—2.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,669,000)	3,669,000 [c]	3,669,000

Investment of Cash Collateral
for Securities Loaned—2.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $3,541,967)	3,541,967 [c]	3,541,967

Total Investments (cost $123,887,541)	102.2%	148,325,597
Liabilities, Less Cash and Receivables	(2.2%)	(3,192,963)
Net Assets	100.0%	145,132,634

ADR—American Depository Receipts

a

Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is $3,029,544 and the total market value of the collateral held by the fund is $3,541,967.

b	Non-income producing security.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	27.7	Financial	5.6
Energy	19.0	Industrial	5.1
Information Technology	14.5	Money Market Investments	5.0
Consumer Discretionary	12.0	Materials	2.2
Health Care	11.1		102.2

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,029,544)—Note 1(b):
Unaffiliated issuers			116,676,574	141,114,630
Affiliated issuers			7,210,967	7,210,967
Cash				67,723
Dividends and interest receivable				402,768
Receivable for shares of Capital Stock subscribed				349,508
				149,145,596
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				176,674
Liability for securities on loan—Note 1(b)				3,541,967
Payable for shares of Capital Stock redeemed				294,321
				4,012,962
Net Assets ($)				145,132,634
Composition of Net Assets ($):
Paid-in capital				122,645,970
Accumulated undistributed investment income—net				579,908
Accumulated net realized gain (loss) on investments				(2,531,300)
Accumulated net unrealized appreciation
(depreciation) on investments				24,438,056
Net Assets ($)				145,132,634

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	70,073,443	4,536,037	67,068,662	3,454,492
Shares Outstanding	5,000,791	324,977	4,864,074	242,040
Net Asset Value Per Share ($)	14.01	13.96	13.79	14.27

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $24,224 foreign taxes withheld at source):
Unaffiliated issuers	1,790,219
Affiliated issuers	1,106
Income from securities lending—Note 1(b)	7,303
Total Income	1,798,628
Expenses:
Management fee—Note 3(a)	780,716
Distribution and service fees—Note 3(b)	435,822
Directors’ fees and expenses—Note 3(a)	6,102
Loan commitment fees—Note 2	277
Interest expense—Note 2	89
Total Expenses	1,223,006
Less—reduction in management fee due to undertaking—Note 3(a)	(70,974)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(6,102)
Net Expenses	1,145,930
Investment Income—Net	652,698
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(318,305)
Net unrealized appreciation (depreciation) on investments	11,744,830
Net Realized and Unrealized Gain (Loss) on Investments	11,426,525
Net Increase in Net Assets Resulting from Operations	12,079,223

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment income—net	652,698	1,863,128
Net realized gain (loss) on investments	(318,305)	(874,220)
Net unrealized appreciation
(depreciation) on investments	11,744,830	(27,318,085)
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,079,223	(26,329,177)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,076,942)	(805,844)
Class B Shares	(20,226)	(8,384)
Class C Shares	(592,640)	(271,640)
Class I Shares	(60,960)	(1,698)
Class T Shares	—	(14,028)
Total Dividends	(1,750,768)	1,101,594
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	10,044,154	26,409,839
Class B Shares	119,159	579,960
Class C Shares	10,368,352	21,766,961
Class I Shares	3,194,235	744,471
Class T Shares	—	76,712
Dividends reinvested:
Class A Shares	920,298	616,759
Class B Shares	14,804	5,904
Class C Shares	270,487	108,921
Class I Shares	12,726	1,698
Class T Shares	—	10,794
Cost of shares redeemed:
Class A Shares	(12,779,563)	(21,394,495)
Class B Shares	(3,363,030)	(11,547,362)
Class C Shares	(8,415,741)	(14,990,265)
Class I Shares	(557,904)	(209,088)
Class T Shares	—	(1,306,277)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(172,023)	874,532
Total Increase (Decrease) in Net Assets	10,156,432	(26,556,239)
Net Assets ($):
Beginning of Period	134,976,202	161,532,441
End of Period	145,132,634	134,976,202
Undistributed investment income—net	579,908	1,677,978

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	720,380	2,263,047
Shares issued for dividends reinvested	64,537	55,068
Shares redeemed	(916,506)	(1,817,338)
Net Increase (Decrease) in Shares Outstanding	(131,589)	500,777
Class Bb
Shares sold	8,468	50,689
Shares issued for dividends reinvested	1,041	530
Shares redeemed	(246,561)	(977,510)
Net Increase (Decrease) in Shares Outstanding	(237,052)	(926,291)
Class C
Shares sold	754,432	1,897,606
Shares issued for dividends reinvested	19,238	9,848
Shares redeemed	(610,981)	(1,294,554)
Net Increase (Decrease) in Shares Outstanding	162,689	612,900
Class I
Shares sold	222,765	64,426
Shares issued for dividends reinvested	876	149
Shares redeemed	(38,712)	(16,273)
Net Increase (Decrease) in Shares Outstanding	184,929	48,302
Class Tc
Shares sold	—	6,585
Shares issued for dividends reinvested	—	970
Shares redeemed	—	(118,148)
Net Increase (Decrease) in Shares Outstanding	—	(110,593)

a	Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b

During the period ended February 28, 2010, 67,380 Class B shares representing $915,618 were automatically converted to 66,718 Class A shares and during the period ended August 31, 2009, 336,666 Class B shares representing $4,029,035 were automatically converted to 332,824 Class A shares.

c	On the close of business on February 4, 2009, 92,591 Class T shares representing $1,000,911 were converted to 91,712 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.03	15.81	17.56	15.94	14.81	13.95
Investment Operations:
Investment income—net[a]	.09	.23	.20	.18	.17	.20
Net realized and unrealized
gain (loss) on investments	1.11	(2.84)	(1.54)	1.63	1.08	.82
Total from Investment Operations	1.20	(2.61)	(1.34)	1.81	1.25	1.02
Distributions:
Dividends from
investment income—net	(.22)	(.17)	(.21)	(.19)	(.12)	(.16)
Dividends from net realized
gain on investments	—	—	(.20)	—	—	—
Total Distributions	(.22)	(.17)	(.41)	(.19)	(.12)	(.16)
Net asset value, end of period	14.01	13.03	15.81	17.56	15.94	14.81
Total Return (%)[b]	9.17[c]	(16.33)	(7.86)	11.39	8.45	7.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.37[d]	1.36	1.36	1.35	1.36	1.35
Ratio of net expenses
to average net assets	1.25[d]	1.25	1.25	1.25	1.30	1.35
Ratio of net investment income
to average net assets	1.27[d]	1.90	1.19	1.07	1.13	1.39
Portfolio Turnover Rate	.06[c]	6.99	8.27	5.10	.88	3.89
Net Assets, end of period
($ x 1,000)	70,073	66,857	73,223	87,341	85,054	95,660

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	12.88	15.52	17.24	15.65	14.62	13.76
Investment Operations:
Investment income—net[a]	.04	.13	.07	.05	.06	.09
Net realized and unrealized
gain (loss) on investments	1.09	(2.76)	(1.53)	1.60	1.05	.82
Total from Investment Operations	1.13	(2.63)	(1.46)	1.65	1.11	.91
Distributions:
Dividends from
investment income—net	(.05)	(.01)	(.06)	(.06)	(.08)	(.05)
Dividends from net realized
gain on investments	—	—	(.20)	—	—	—
Total Distributions	(.05)	(.01)	(.26)	(.06)	(.08)	(.05)
Net asset value, end of period	13.96	12.88	15.52	17.24	15.65	14.62
Total Return (%)[b]	8.77[c]	(16.96)	(8.60)	10.56	7.60	6.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12[d]	2.11	2.11	2.10	2.11	2.10
Ratio of net expenses
to average net assets	2.00[d]	2.00	2.00	2.00	2.05	2.10
Ratio of net investment income
to average net assets	.53[d]	1.12	.45	.32	.38	.64
Portfolio Turnover Rate	.06[c]	6.99	8.27	5.10	.88	3.89
Net Assets, end of period
($ x 1,000)	4,536	7,238	23,104	36,510	40,222	47,455

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2010			Year Ended August 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	12.79	15.49	17.21	15.64	14.61	13.76
Investment Operations:
Investment income—net[a]	.04	.13	.07	.05	.06	.09
Net realized and unrealized
gain (loss) on investments	1.09	(2.77)	(1.51)	1.59	1.05	.81
Total from Investment Operations	1.13	(2.64)	(1.44)	1.64	1.11	.90
Distributions:
Dividends from
investment income—net	(.13)	(.06)	(.08)	(.07)	(.08)	(.05)
Dividends from net realized
gain on investments	—	—	(.20)	—	—	—
Total Distributions	(.13)	(.06)	(.28)	(.07)	(.08)	(.05)
Net asset value, end of period	13.79	12.79	15.49	17.21	15.64	14.61
Total Return (%)[b]	8.80[c]	(16.96)	(8.59)	10.60	7.60	6.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12[d]	2.11	2.11	2.10	2.11	2.10
Ratio of net expenses
to average net assets	2.00[d]	2.00	2.00	2.00	2.05	2.10
Ratio of net investment income
to average net assets	.54[d]	1.15	.45	.32	.38	.63
Portfolio Turnover Rate	.06[c]	6.99	8.27	5.10	.88	3.89
Net Assets, end of period
($ x 1,000)	67,069	60,123	63,332	75,646	64,230	72,062

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.28	16.12	17.90	16.24	15.06	13.97
Investment Operations:
Investment income—net[b]	.13	.25	.25	.23	.22	.26
Net realized and unrealized
gain (loss) on investments	1.11	(2.88)	(1.58)	1.66	1.09	1.03
Total from Investment Operations	1.24	(2.63)	(1.33)	1.89	1.31	1.29
Distributions:
Dividends from
investment income—net	(.25)	(.21)	(.25)	(.23)	(.13)	(.20)
Dividends from net realized
gain on investments	—	—	(.20)	—	—	—
Total Distributions	(.25)	(.21)	(.45)	(.23)	(.13)	(.20)
Net asset value, end of period	14.27	13.28	16.12	17.90	16.24	15.06
Total Return (%)	9.31[c]	(16.11)	(7.63)	11.69	8.72	9.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13[d]	1.12	1.11	1.10	1.11	1.10
Ratio of net expenses
to average net assets	1.01[d]	1.01	1.00	1.00	1.05	1.10
Ratio of net investment income
to average net assets	1.67[d]	2.09	1.46	1.33	1.41	1.79
Portfolio Turnover Rate	.06[c]	6.99	8.27	5.10	.88	3.89
Net Assets, end of period
($ x 1,000)	3,454	758	142	125	122	103

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to achieve long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers, including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	123,696,814	—	—	123,696,814
Equity Securities—
Foreign†	17,417,816	—	—	17,417,816
Mutual Funds	7,210,967	—	—	7,210,967
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2010,The Bank of New York Mellon earned $3,130, from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $2,212,995 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: ordinary income $1,101,594. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010, was approximately $12,700 with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. A portion of the fund’s management fee, in the amount of .10% of the fund’s average daily net assets, has been waived from February 7, 2006 until January 1, 2011. From February 7, 2006 to August 3, 2009, Sarofim & Co. waived receipt of that portion of its sub-investment advisory fee, which was paid by Dreyfus out of its management fee received from the fund. Dreyfus, in turn, passed that waiver onto the fund. From August 3, 2009 until January 1, 2011, Dreyfus will waive receipt of that portion of its management fee in lieu of Sarofim & Co.’s waiver.The reduction in management fee, pursuant to the undertaking, amounted to $70,974 during the period ended February 28, 2010. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, Dreyfus Investment Funds and Dreyfus Fund, Inc. (collectively, the “Board Group Open-End Fund”) attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Board member who is not an “interested person”of the Company (as defined in the 1940 Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the 1940 Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee receives $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee, (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Prior to August 3, 2009, pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus had agreed to pay Sarofim & Co. an annual fee of .30% of the value of the fund’s average daily net assets, payable monthly. Effective August 3, 2009, Dreyfus has agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended February 28, 2010, the Distributor retained $4,597 from commissions earned on sales of the fund’s Class A shares and $4,856 and $27,759 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2010, Class A, Class B and Class C shares were charged $87,237, $21,744 and $239,695, respectively, pursuant to their respective Plans. During the period ended February 28, 2010, Class B and Class C shares were charged $7,248 and $79,898, respectively, pursuant to the Service Plan.

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the

Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $120,618, Rule 12b-1 distribution plan fees $53,604 and shareholder services plan fees $13,417, which are offset against an expense reimbursement currently in effect in the amount of $10,965.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $84,880 and $2,278,905, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended February 28,2010 were as follows:

Affiliated
Investment	Value			Value	% of Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	2/28/2010 ($)	Assets
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,021,000	9,597,000	8,949,000	3,669,000	2.5
Dreyfus
Institutional
Cash
Advantage
Plus Fund	2,515,364	50,220,907	49,194,304	3,541,967	2.5
Total	5,536,364	59,817,907	58,143,304	7,210,967	5.0

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2010, accumulated net unrealized appreciation on investments was $24,438,056, consisting of $34,903,124 gross unrealized appreciation and $10,465,068 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE

FUND’S INVESTMENT MANAGMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management Agreement (“Management Agreement”), pursuant to which the Manager provides the fund with investment advisory and administrative services,and the Sub-Investment Advisory Agreement (the “Sub-Investment Advisory Agreement”) between the Manager and Fayez Sarofim & Co.(“Sarofim & Co.”), with respect to the fund, pursuant to which Sarofim & Co. provides day-to-day management of the fund’s investments subject to the Manager’s oversight.The Board mem-bers,none of whom are“interested persons”(as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager and Sarofim & Co.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement, and by Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement. The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the distribution channels for the fund, as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund.The Manager provided the number of shareholder accounts in the fund and the fund’s asset size.

The Board members also considered Sarofim & Co.’s research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations,

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over Sarofim & Co. The Board also considered Sarofim & Co.’s brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, front-end load, large-cap, core funds (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted that the fund’s total return performance for periods ended December 31, 2009 was equal to or above the Performance Group and Performance Universe medians for each of the 2-, 3-, 4- and 5-year periods, and below the Performance Group and Performance Universe medians for each of the 1- and 10-year periods. The Board discussed with representatives of the Manager the investment strategy employed by Sarofim & Co. in the management of the fund’s assets and how that strategy affected the fund’s relative performance, particularly during periods when the fund underperformed the Performance Group and Performance Universe medians. The Board members noted that Sarofim & Co. is an experienced manager with a long-term “buy-and-hold” investment approach to investing in what generally is known as “mega-cap” companies. Sarofim & Co.’s considerable reputation, based on following this investment approach, was noted.As part of an overall presentation to the Board members, representatives of the Manager discussed the market environment in 2009, noting that high beta stocks had outperformed during 2009 and high quality, large capitalization stocks, including stocks of mega-cap companies, had been out of favor during 2009.The Manager also provided the Board with the fund’s total return performance for each calendar year since inception in comparison to the fund’s benchmark.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund has a “unitary fee” structure. A representative of the Manager reminded the Board members that the fund’s total expense ratio reflected a waiver by the Manager of a portion of its investment advisory fee in the amount of .10% of the value of the fund’s average daily net assets which continues until January 1, 2011.The waiver amount is approximately 9.1% of the management fee the Manager would otherwise be paid under the Management Agreement with the fund.The Board members noted that the fund’s expense ratio, with and without the waiver, was higher than the fund’s Expense Group and Expense Universe medians.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund (the “Similar Funds”), and by other accounts managed by the Manager, Sarofim & Co. or their respective affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”).The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s and Sarofim & Co.’s perspective, as applicable, in providing services to such Similar Accounts as compared to managing and providing services to the fund. The Board analyzed differences in fees paid to the Manager or Sarofim & Co. and discussed the relationship of the fees paid in light of the services provided, noting the fund’s “unitary fee” structure.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee and sub-investment advisory fee.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S

INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered the fee to Sarofim & Co. in relation to the fee paid to the Manager and the respective services provided by Sarofim & Co. and the Manager.The Board also noted that Sarofim & Co.’s fee is paid by the Manager and not the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager or Sarofim & Co. from acting as investment adviser and sub-investment adviser, respectively, and noted there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.Since the Manager,and not the fund, pays Sarofim & Co. pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Sarofim & Co.’s profitability to be relevant to its deliberations. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement and Sub-Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager and Sarofim & Co. are adequate and appropriate.

  The Board was generally satisfied with the fund’s overall relative total return performance, noting the discussion described above.

  The Board concluded, taking into account the extension of the fee waiver, that the fee paid by the fund to the Manager, and by the Manager to Sarofim & Co., were reasonable in light of the consid- erations described above.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that mate- rial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement and Sub-Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund 33

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	April 22, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)